KEMPER
EUROPE FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED NOVEMBER 30, 1996

SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH

                    " . . .  Careful analysis of mid- and
             small cap companies helped us delve into the market
                    to find some exceptional performers."

                                                           [KEMPER FUNDS LOGO]

CONTENTS
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
9
Largest Holdings
10
Portfolio of Investments
14
Report of Independent Auditors
15
Financial Statements
17
Notes to Financial Statements
21
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER EUROPE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SEVEN-MONTH PERIOD ENDED NOVEMBER 30, 1996 (UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

--------------------------------------------------------------------------------

CLASS A                        16.00%
CLASS B                        15.47%
CLASS C                        15.47%
LIPPER EUROPEAN REGION FUNDS
 CATEGORY AVERAGE*             11.74%
--------------------------------------------------------------------------------

Returns are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              11/30/96    5/1/96
--------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS A     $11.02     $9.50
--------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS B     $10.97     $9.50
--------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS C     $10.97     $9.50
--------------------------------------------------------------------------------

You should note there are special risk considerations associated with an investment in the fund, including fluctuating exchange rates, government regulations, differences in liquidity and regional concentration. As with any mutual fund, returns and net asset value will vary.

TERMS TO KNOW

BOND MARKET RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

CYCLICAL STOCK The stock of a company whose profits are heavily influenced by cyclical changes in economic activity. As investors anticipate changes in profits, cyclical stocks often reach their high and low levels before the respective highs and lows in the economy.

EMERGING MARKETS A developing or emerging country can be considered to be a country that is in the initial stages of its industrial cycle. Developing or emerging markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

MARKET CAPITALIZATION (CAP) A measure of the size of a publicly traded company, as determined by multiplying the current market price per share by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and, therefore, a greater risk to capital.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[THOUIN PHOTO]

EDITH THOUIN IS PORTFOLIO MANAGER OF KEMPER EUROPE FUND. SHE JOINED ZURICH INVESTMENT MANAGEMENT LIMITED (LONDON) IN 1992 AND IS DIRECTOR OF EUROPEAN EQUITIES. THOUIN HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN, THE NETHERLANDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN ITS FIRST SEVEN MONTHS, KEMPER EUROPE FUND OUTPERFORMED BOTH ITS BENCHMARK AND ITS PEER GROUP. PORTFOLIO MANAGER EDITH THOUIN POINTS TO SKILLED ANALYSIS AND CAREFUL SELECTION OF SMALL AND MID-SIZE COMPANIES IN CONTINENTAL EUROPEAN MARKETS AS THE REASONS FOR THE FUND'S STRONG START.

Q    EDITH, WITH A 16% RETURN (CLASS A SHARES, UNADJUSTED FOR SALES CHARGE) FOR
THE SEVEN-MONTH PERIOD ENDED NOVEMBER 30, 1996, KEMPER EUROPE FUND IS OFF TO A STRONG START. HOW WOULD YOU CHARACTERIZE EUROPEAN MARKETS DURING THIS PERIOD AND HOW DID THE ENVIRONMENT INFLUENCE HOW YOU BEGAN TO BUILD AND POSITION THE PORTFOLIO?

A    European markets were mainly driven by interest rates. With the exception of a slip in July, bond markets were very strong and, since July, outperformed the United States bond market. Yields fell substantially in countries where one wouldn't have expected -- Sweden, Norway and Finland, for example. Bond market rallies in Spain and Italy were strong, which drove their equity markets higher. The top-performing markets in Europe were generally in the smaller countries such as Finland, Sweden, the Netherlands and Ireland. The larger markets in Europe -- France, Germany and the United Kingdom -- were noticeably missing among the top performers.

     Since the beginning, the fund's focus was on high quality growth stocks in the smaller European markets, especially in the retail and pharmaceutical areas. Later in the period, we added additional emphases on financial and technology issues. One of our emphases was on mid-size and small capitalization companies within these sectors. Examples of the stocks we've built the fund with include retailers from the Netherlands including Gucci Group and Koninklijke Ahold; Swedish medical industry companies like Getinge; and information technology services and software companies such as Tietotehdas in Finland and Baan Company in the Netherlands. Waterford Wedgewood and Independent Newspapers were among our Irish holdings.

Q    LET'S REVIEW THE FUND'S PERFORMANCE COMPARED TO ITS BENCHMARK FOR THE SAME
PERIOD. HOW DOES THE FUND'S COMPOSITION DIFFER FROM THE FINANCIAL TIMES/ STANDARD & POOR'S ACTUARIES WORLD INDEX-EUROPE(TM)* (FT/S&P ACTUARIES WORLD INDEX-EUROPE(TM)), AND TO WHAT EXTENT DOES THAT EXPLAIN THE FUND'S OUTPERFORMANCE? (THE INDEX RETURNED 14.31%.)

A    The fund and the index vary most in the smaller European countries where the fund had greater exposure. The Netherlands and Spain are two countries whose markets did particularly well. We also had a slightly greater position in Sweden and Denmark. We had less exposure to the UK but maintained a larger position in Ireland, which allowed us to still have a fairly strong exposure to this region. We avoided Italy

PERFORMANCE UPDATE


because of the volatility we saw there. Our weightings were in line with the index in France and Germany.

*FT/S&P ACTUARIES WORLD INDEX-EUROPE(TM) IS A MANAGED INDEX THAT IS GENERALLY REPRESENTATIVE OF THE EQUITY SECURITIES OF EUROPEAN MARKETS.

Q    ANOTHER PERFORMANCE COMPARISON CAN BE MADE WITH THE FUND'S PEERS IN THE
EUROPEAN REGION FUNDS CATEGORY AS TRACKED BY LIPPER ANALYTICAL SERVICES, INC. KEMPER EUROPE FUND'S RETURN OF 16% (CLASS A SHARES, UNADJUSTED FOR SALES CHARGES) FOR THE SEVEN-MONTH PERIOD ENDED NOVEMBER 30, 1996 OUTPACED ITS PEER GROUP AVERAGE OF 11.74% OVER THE SAME TIME PERIOD. WHAT EXPLAINS THIS PERFORMANCE DIFFERENCE?

A    Kemper Europe Fund benefited from active management and a top-notch research team. Specifically, careful analysis of mid- and small cap companies helped us delve into the market to find some exceptional performers. Many of our peers have not focused on the strong, smaller corporations that contributed to our gains. I can't say that mid- and small caps have outperformed in Europe overall but they have done well in selected countries. We also focused on growth and financial stocks while many of our peers leaned more toward the cyclical holdings. While consumer cyclicals are part of the fund's portfolio, they are not the main focus.

Q    DID THE FUND'S FOCUS ON SMALLER MARKETS EXTEND TO INCLUDE EMERGING MARKETS?

A    We saw plenty of opportunities in mid- and small cap companies in the more established markets. Also, with our focus on growth stocks, we have high quality standards that stocks in the emerging markets cannot typically meet.

Q    WE'VE DISCUSSED WHAT WAS DONE TO OUTPERFORM THE MARKET BUT WERE THERE ANY
OPPORTUNITIES THAT WERE MISSED?

A    Well, one sort of "miss" was in our underexposure to financial stocks during their summer rally. Our focus at that point was on growth, and financial stocks have more of a cyclical nature. Overall, I don't think this hurt our performance in a significant way but we hate to miss any part of a run in quality stocks. Another area that I might have handled differently was our underexposure to the UK in the third quarter of 1996. We were fairly cautious in this market because we felt much of the improved market performance was in reaction to sentiment on politics, and we didn't expect it to last. But, the strength of the UK sterling offset the lackluster performance of the UK market. Fortunately, our heavy exposure to Ireland and the Irish punt, which rallied along with the sterling, enabled us to participate in the rise of the sterling without exposing the fund to the risks we felt existed in the UK.

     I might also add that Kemper Europe Fund was established at a high point in many markets and we had to make some early investments at higher valuations than we would have liked. In July, we saw a correction in European markets -- a reaction to the slip in the U.S. markets -- which gave us an opportunity to accumulate holdings at lower prices.

Q    CURRENCY FLUCTUATIONS ARE ONE OF THE SPECIAL RISKS OF INVESTING OVERSEAS.
WILL A UNIFIED EUROPEAN CURRENCY HAVE AN EFFECT ON THE FUND?

A    Well, there has been a very strong drive toward creating this single currency by 1999. In the first stage, the European Monetary Union will allow a three percent debt to Gross Domestic Product (GDP) ratio but the goal is for each country to have a balanced budget. All countries that want to join (and that includes all countries in the European Community except the UK) have been disciplined in reducing their budget deficits. This has boosted the bond and equity markets. An additional positive side effect is that inflation has been falling steeply in Europe -- once again benefiting both bond and equity markets. The only negative effect has been seen in France and Germany where fiscal restraint has had the effect of restraining growth.

PERFORMANCE UPDATE

Q    WHERE ARE EUROPEAN MARKETS TODAY COMPARED TO WHERE THE U.S. MARKET IS?

A    It's been said that Europe is where the U.S. was 10 years ago. If you look at the corporate restructuring taking place in Europe, I think it is reminiscent of the U.S. in the mid-1980s. We are seeing a drive among European corporations toward enhancing shareholder value -- companies are realizing that the owners of the company are the shareholders, not the management or employees. This thinking, mergers, share buybacks and other restructuring moves we are seeing, have propelled share prices higher. In the U.S., the drive to reach a balanced budget has been a hot topic for several years and the U.S. bond markets have benefited from the prospect of such an initiative. Now, with the initiatives of the EMU, we are seeing a similar drive toward balanced budgets in Europe and similar reactions from the bond and equity markets.

Q    WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A    We really expect more of the same -- an environment of modest growth and low inflation. We are seeing some strong year-end numbers from European companies. With elections coming in the UK in May, we remain cautious and will maintain a lesser exposure to that market. We plan to remain focused on continental Europe where we are seeing good valuations and strong earnings. As far as Germany and France are concerned, we remain skeptical because we aren't seeing signs of any sort of economic acceleration. A sell-off in the U.S. markets is one risk we face in the coming months because European markets tend to mimic U.S. market activity but we would expect European markets to recover quickly from any sudden dip. With these factors in mind, we feel our focus on large growth stocks and thriving smaller companies well positions the fund for the environment.

PERFORMANCE UPDATE

KEMPER EUROPE FUND
------------------------------------------------------------------------------
TOTAL RETURNS*
------------------------------------------------------------------------------

FOR PERIOD ENDED NOVEMBER 30, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                               LIFE OF
                                                                CLASS
---------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS A                                       9.32%   (SINCE 5/1/96)
---------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS B                                      11.47%   (SINCE 5/1/96)
---------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS C                                      14.47%   (SINCE 5/1/96)
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Europe Fund Class A FROM 5/1/96 THROUGH 11/30/96
-------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                                         5/1/96          9/30/96         11/30/96
-----------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS A(1)                                            10000            9921           10933
FINANCIAL TIMES/STANDARD & POOR'S ACTUARIES WORLD INDEX-EUROPE(TM)+      10000           10595           11431
STANDARD & POOR'S 500 STOCK INDEX++                                      10000           10626           11703
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Europe Fund Class B FROM 5/1/96 THROUGH 11/30/96
-------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                                         5/1/96          9/30/96         11/30/96
-----------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS B(1)                                           10000           10484           11147
FINANCIAL TIMES/STANDARD & POOR'S ACTUARIES WORLD INDEX-EUROPE(TM)+     10000           10595           11431
STANDARD & POOR'S 500 STOCK INDEX++                                     10000           10626           11703
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Europe Fund Class C FROM 5/1/96 THROUGH 11/30/96
-------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                                         5/1/96          9/30/96         11/30/96
-----------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS C(1)                                            10000           10484           11447
FINANCIAL TIMES/STANDARD & POOR'S ACTUARIES WORLD INDEX-EUROPE(TM)+      10000           10595           11431
STANDARD & POOR'S 500 STOCK INDEX++                                      10000           10626           11703
-----------------------------------------------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the maximum contingent deferred sales charge (CDSC) of 4% and for Class C shares adjustment for the 1% CDSC. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B and Class C shares. In comparing Kemper Europe Fund to the indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

THE FUND'S 5 LARGEST HOLDINGS*
REPRESENTING 19% OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON NOVEMBER 30, 1996

-------------------------------------------------------------------------------------------------
Holdings                                                                                 Percent
-------------------------------------------------------------------------------------------------
1.   British Petroleum     Explores, produces and processes crude oil, petroleum            5.3%
     UNITED KINGDOM        products and natural gas.

2.   Glaxo Wellcome        Researches, develops and manufactures prescription               4.1%
     UNITED KINGDOM        drugs.

3.   Bayer A.G.            Manufactures a wide variety of chemical products.                3.3%
     GERMANY

4.   ABN AMRO Bank         The largest Dutch bank with over 500 offices in more             3.2%
     NETHERLANDS           than 50 countries.

5.   Barclays PLC          One of the largest banking and financial services                3.1%
     UNITED KINGDOM        groups in the world.

*Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER EUROPE FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996

---------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                      NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
BELGIUM--.9%                             Generale de Banque
                                           BANKING                                               100     $ 36,000
---------------------------------------------------------------------------------------------------------------------
DENMARK--4.7%                            Copenhagen Airports
                                           AIRPORT OPERATOR                                      700       73,000
                                         Inwear Group
                                           FASHION RETAILER                                    2,400      109,000
                                         ----------------------------------------------------------------------------
                                                                                                          182,000
---------------------------------------------------------------------------------------------------------------------
FINLAND--1.2%                         (a)Tietotehdas Oy
                                           INFORMATION TECHNOLOGY                                600       47,000
---------------------------------------------------------------------------------------------------------------------
FRANCE--8.8%                             Cap Gemini Sogeti
                                           INFORMATION TECHNOLOGY                                800       38,000
                                         Carrefour S.A.
                                           FOOD RETAILER                                         165      102,000
                                         Christian Dior S.A.
                                           LUXURY GOODS MANUFACTURER                              76       11,000
                                         Clarins
                                           COSMETIC PRODUCTS                                     280       40,000
                                         Elf Aquitaine
                                           OIL AND GAS PRODUCER                                  800       70,000
                                         Grand Optical Photoservice
                                           PHOTO DEVELOPING AND PRESCRIPTION OPTICAL
                                           MANUFACTURING                                         100       16,000
                                         Primagaz Cie
                                           PETROLEUM DISTRIBUTOR                                 280       31,000
                                         Technip S.A.
                                           ENGINEERING COMPANY                                   344       32,000
                                         ----------------------------------------------------------------------------
                                                                                                          340,000
---------------------------------------------------------------------------------------------------------------------
GERMANY--8.1%                            Bayer A.G.
                                           CHEMICAL COMPANY                                    3,000      121,000
                                         Fresenius A.G.
                                           PHARMACEUTICAL COMPANY                                950       78,000
                                         Mannesmann A.G.
                                           CAPITAL GOODS PRODUCER                                100       42,000
                                         Veba, A.G.
                                           ELECTRIC UTILITY                                    1,200       70,000
                                         ----------------------------------------------------------------------------
                                                                                                          311,000
---------------------------------------------------------------------------------------------------------------------
IRELAND--5.7%                            Bank of Ireland
                                           BANKING                                             9,000       78,000
                                         Independant Newspapers PLC
                                           PUBLISHER                                          14,452       76,000
                                         Kerry Group PLC
                                           FOOD PROCESSING                                     1,670       19,000
                                         Waterford Wedgewood PLC
                                           FINE CHINA AND CRYSTAL MANUFACTURER                36,600       47,000
                                         ----------------------------------------------------------------------------
                                                                                                          220,000
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
ITALY--1.5%                              Bulgari SpA
                                           LUXURY GOODS MANUFACTURER                           1,440     $ 27,000
                                         Telecom Italia Mobile
                                           MOBILE TELECOMMUNICATIONS PROVIDER                 13,000       30,000
                                         ----------------------------------------------------------------------------
                                                                                                           57,000
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS--19.8%                       ABN AMRO Bank
                                           BANKING                                             1,805      117,000
                                         Aalberts Industries N.V.
                                           CAPITAL GOODS AND COMPONENTS                          360       45,000
                                         Baan Company N.V.
                                           SOFTWARE SERVICING                                  1,050       37,000
                                         De Boer Winkelbedrijven
                                           FOOD RETAILER                                       1,000       68,000
                                         Endemol Entertainment
                                           TELEVISION PROGRAMMING                              2,200       75,000
                                         GTI Holding
                                           ENGINEERING SERVICES                                  180       23,000
                                         Goudsmit N.V.
                                           TEMPORARY EMPLOYMENT AGENCY                           530       47,000
                                         Gucci Group N.V.
                                           LUXURY GOODS MANUFACTURER                             660       48,000
                                         Hagemeyer N.V.
                                           WHOLESALER                                            554       44,000
                                         Internationale Nederlanden Groep
                                           BANKING AND INSURANCE                               2,284       80,000
                                         Koninklijke Ahold N.V.
                                           FOOD RETAILER                                       1,406       88,000
                                         Nutricia Verenigde Bedryven
                                           SPECIALTY NUTRITION PRODUCTS MANUFACTURER             325       50,000
                                         Randstad Holding N.V.
                                           TEMPORARY EMPLOYMENT AGENCY                           550       42,000
                                         ----------------------------------------------------------------------------
                                                                                                          764,000
---------------------------------------------------------------------------------------------------------------------
NORWAY--2.4%                             Schibsted A/S
                                           PUBLISHER                                           5,000       91,000
---------------------------------------------------------------------------------------------------------------------
SPAIN--7.1%                              Banco Bilbao Vizcaya
                                           BANKING                                             1,095       55,000
                                         Empresa Nacional de Electricidad S.A.
                                           ELECTRIC UTILITY                                      920       62,000
                                         Iberdrola, S.A.
                                           ELECTRIC UTILITY                                    4,800       55,000
                                         PRYCA Centros, S.A.
                                           FOOD RETAILER                                       1,200       25,000
                                         Tele Pizza, S.A.
                                           FOOD DELIVERY SERVICES                              2,000       49,000
                                         Vidrala, S.A.
                                           GLASS BOTTLE MANUFACTURER                             470       29,000
                                         ----------------------------------------------------------------------------
                                                                                                          275,000
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
SWEDEN--1.6%                             L.M. Ericsson Telephone Co., "B"
                                           TELECOMMUNICATIONS EQUIPMENT MANUFACTURER             750     $ 23,000
                                         Getinge Industrier AB
                                           MEDICAL SUPPLY COMPANY                              1,930       37,000
                                         ----------------------------------------------------------------------------
                                                                                                           60,000
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--5.6%                        Alusuisee-Lonza Holding
                                           ALUMINUM, CHEMICALS AND PACKAGING MANUFACTURER         76       60,000
                                         Ciba-Geigy Limited
                                           PHARMACEUTICAL COMPANY                                 76       94,000
                                         Roche Holding AG
                                           PHARMACEUTICAL COMPANY                                  8       62,000
                                         ----------------------------------------------------------------------------
                                                                                                          216,000
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--27.0%                    BBA Group PLC
                                           DIVERSIFIED ENGINEERING COMPANY                     9,036       53,000
                                         Barclays PLC
                                           BANKING                                             6,600      113,000
                                      (a)British Bio-Technology Group
                                           PHARMACEUTICAL COMPANY                             14,910       53,000
                                         British Petroleum
                                           PETROLEUM PRODUCER                                 16,799      194,000
                                         Dixons Group PLC
                                           ELECTRONICS RETAILER                                3,040       29,000
                                         Glaxo Wellcome
                                           PHARMACEUTICAL COMPANY                              9,000      148,000
                                         Granada Group PLC
                                           ENTERTAINMENT AND COMMUNICATIONS COMPANY            4,180       61,000
                                         Laura Ashley Holdings PLC
                                           RETAILER                                           12,000       41,000
                                         Next PLC
                                           RETAILER                                            3,760       37,000
                                         Pearson PLC
                                           MEDIA AND ENTERTAINMENT COMPANY                     5,200       64,000
                                         Reed International PLC
                                           PUBLISHER                                           5,600      108,000
                                         Rentokil Group PLC
                                           SERVICES COMPANY                                    7,500       55,000
                                         Zeneca Group PLC
                                           PHARMACEUTICAL COMPANY                              3,080       85,000
                                         ----------------------------------------------------------------------------
                                                                                                        1,041,000
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--94.4%
                                         (Cost: $3,358,000)                                             3,640,000
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------

MONEY MARKET                             Yield--5.22%
INSTRUMENTS--5.2%
                                         Due--December 1996
                                         (Cost: $199,000)
                                         Federal Home Loan Mortgage Corp.                   $200,000      199,000
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.6%
                                         (Cost: $3,557,000)                                             3,839,000
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.4%                      17,000
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $3,856,000
                                         ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS



   At November 30, 1996, the Fund's portfolio of investments had the following industry diversification:

                                                                        VALUE              %
      ---------------------------------------------------------------------------------------------
      Consumer Staples                                                $  710,000          18.4
      ---------------------------------------------------------------------------------------------
      Consumer Cyclicals                                                 688,000          17.8
      ---------------------------------------------------------------------------------------------
      Health Care                                                        573,000          14.9
      ---------------------------------------------------------------------------------------------
      Finance                                                            479,000          12.4
      ---------------------------------------------------------------------------------------------
      Energy                                                             295,000           7.7
      ---------------------------------------------------------------------------------------------
      Capital Goods                                                      250,000           6.5
      ---------------------------------------------------------------------------------------------
      Utilities                                                          217,000           5.6
      ---------------------------------------------------------------------------------------------
      Basic Industries                                                   210,000           5.4
      ---------------------------------------------------------------------------------------------
      Technology                                                         145,000           3.8
      ---------------------------------------------------------------------------------------------
      Transportation                                                      73,000           1.9
      ---------------------------------------------------------------------------------------------
      TOTAL COMMON STOCKS                                              3,640,000          94.4
      ---------------------------------------------------------------------------------------------
      MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                      216,000           5.6
      ---------------------------------------------------------------------------------------------
      NET ASSETS                                                      $3,856,000         100.0
      ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $3,557,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $292,000, the gross unrealized depreciation was $10,000 and the net unrealized appreciation on investments was $282,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER EUROPE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Europe Fund as of November 30, 1996, and the related statements of operations and changes in net assets and the financial highlights for the period from May 1, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Europe Fund at November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 1996 to November 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $3,557,000)                                                                             $3,839,000
---------------------------------------------------------------------------------------------------------
Cash                                                                                               45,000
---------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                                293,000
---------------------------------------------------------------------------------------------------------
  Fund shares sold                                                                                137,000
---------------------------------------------------------------------------------------------------------
  Dividends                                                                                         2,000
---------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                4,316,000
---------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                                                           452,000
---------------------------------------------------------------------------------------------------------
  Management fee                                                                                    1,000
---------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         1,000
---------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       1,000
---------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            3,000
---------------------------------------------------------------------------------------------------------
  Trustees' fees                                                                                    2,000
---------------------------------------------------------------------------------------------------------
    Total liabilities                                                                             460,000
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $3,856,000
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                $3,527,000
---------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                                                              47,000
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                                                 282,000
---------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $3,856,000
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,925,600 / 174,800 shares outstanding)                                                        $11.02
---------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of net asset value or 5.75% of offering price)                      $11.69
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per
  share ($1,589,400 / 144,900 shares outstanding)                                                  $10.97
---------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per
  share ($341,000 / 31,100 shares outstanding)                                                     $10.97
---------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from May 1, 1996 (commencement of operations) to November
30, 1996

STATEMENT OF OPERATIONS


------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------

  Dividends (less foreign taxes withheld)                                                                             $ 12,000
------------------------------------------------------------------------------------------------------------------------------
  Interest                                                                                                               7,000
------------------------------------------------------------------------------------------------------------------------------
    Total investment income                                                                                             19,000
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                                         7,000
------------------------------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                                              4,000
------------------------------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                                            2,000
------------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                                                 7,000
------------------------------------------------------------------------------------------------------------------------------
  Professional fees                                                                                                     28,000
------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                                               3,000
------------------------------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                                                                                51,000
------------------------------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager                                                                 32,000
------------------------------------------------------------------------------------------------------------------------------
    Total expenses after expense waiver                                                                                 19,000
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                       --
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign currency transactions                                           48,000
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and assets and liabilities in foreign currencies                282,000
------------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                                                                                330,000
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $330,000
------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


----------------------------------------------------------------------------------
OPERATIONS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------
  Net realized gain                                                     $   48,000
----------------------------------------------------------------------------------
  Change in net unrealized appreciation                                    282,000
----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       330,000
----------------------------------------------------------------------------------
Net equalization credits                                                     9,000
----------------------------------------------------------------------------------
Net increase from capital share transactions                             3,417,000
----------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             3,756,000
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------

Beginning of period                                                        100,000
----------------------------------------------------------------------------------
END OF PERIOD                                                           $3,856,000
----------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Europe Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1996) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the

NOTES TO FINANCIAL STATEMENTS

                             Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. However, ZKI has agreed to a reduction of its management fee to .50%

NOTES TO FINANCIAL STATEMENTS

                             until the earlier of May 1, 1997 or the date when the Fund's net assets reach $100 million. The Fund incurred a management fee of $7,000 for the period ended November 30, 1996. In addition, ZKI has agreed to temporarily waive or absorb certain operating expenses of the Fund. Under these arrangements, ZKI waived and absorbed expenses of $32,000 for the period ended November 30, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                        COMMISSIONS
                                                                                                      ALLOWED BY KDI
                                                                               COMMISSIONS     -----------------------------
                                                                             RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                             ---------------   ------------    -------------
                                         Period ended November 30, 1996          $5,000           24,000           1,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares are as follows:

                                                                                         COMMISSIONS AND
                                                                  DISTRIBUTION FEES     DISTRIBUTION FEES
                                                                   RECEIVED BY KDI    PAID BY KDI TO FIRMS
                                                                  -----------------   --------------------
                             Period ended November 30, 1996            $4,000                30,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY     ASF PAID BY KDI
                                                                      THE FUND TO KDI      TO FIRMS
                                                                      ---------------   ---------------
                              Period ended November 30, 1996              $2,000             4,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,000 for the period ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the period ended November 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $3,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $4,235,000

                             Proceeds from sales                         926,000

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                            FOR THE PERIOD ENDED
                                                                             NOVEMBER 30, 1996
                                                                        ----------------------------
                                                                        SHARES              AMOUNT
                            ------------------------------------------------------------------------
                             SHARES SOLD
                            ------------------------------------------------------------------------
                             Class A                                    203,000           $2,030,000
                            ------------------------------------------------------------------------
                             Class B                                    161,000            1,616,000
                            ------------------------------------------------------------------------
                             Class C                                     27,000              278,000
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------
                             SHARES REDEEMED
                            ------------------------------------------------------------------------
                             Class A                                    (32,000)            (325,000)
                            ------------------------------------------------------------------------
                             Class B                                    (18,000)            (182,000)
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------
                             CONVERSION OF SHARES
                            ------------------------------------------------------------------------
                             Class A                                      1,000               10,000
                            ------------------------------------------------------------------------
                             Class B                                     (1,000)             (10,000)
                            ------------------------------------------------------------------------
                             NET INCREASE
                             FROM CAPITAL SHARE
                             TRANSACTIONS                                                 $3,417,000
                            ------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD FROM MAY 1, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30,
1996

--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE                                  CLASS A         CLASS B            CLASS C
------------------------------------------------------------------------         ----------         ----------
------------------------------------------------------------------------         ----------         ----------
Net asset value, beginning of period                              $ 9.50               9.50               9.50
------------------------------------------------------------------------         ----------         ----------
Income from investment operations:
  Net investment income (loss)                                       .01               (.02)              (.01)
------------------------------------------------------------------------         ----------         ----------
  Net realized and unrealized gain                                  1.51               1.49               1.48
------------------------------------------------------------------------         ----------         ----------
Total from investment operations                                    1.52               1.47               1.47
------------------------------------------------------------------------         ----------         ----------
Net asset value, end of period                                    $11.02              10.97              10.97
------------------------------------------------------------------------         ----------         ----------
TOTAL RETURN (NOT ANNUALIZED)                                      16.00%             15.47              15.47

------------------------------------------------------------------------         ----------         ----------

------------------------------------------------------------------------         ----------         ----------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------         ----------         ----------
Expenses                                                            1.49%              2.44               2.34
------------------------------------------------------------------------         ----------         ----------
Net investment income (loss)                                         .46%              (.49)              (.39)
------------------------------------------------------------------------         ----------         ----------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------         ----------         ----------
Expenses                                                            4.74%              5.63               5.50
------------------------------------------------------------------------         ----------         ----------
Net investment loss                                                (2.79)%            (3.68)             (3.55)
------------------------------------------------------------------------         ----------         ----------

--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                         $3,856,000
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                        96%
--------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the period ended November 30, 1996 was
$.0313. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                              OFFICERS

STEPHEN B. TIMBERS                    CHARLES R. MANZONI, JR.
President and Trustee                 Vice President

JAMES E. AKINS                        JOHN E. NEAL
Trustee                               Vice President

ARTHUR R. GOTTSCHALK                  STEVEN H. REYNOLDS
Trustee                               Vice President

FREDERICK T. KELSEY                   PHILIP J. COLLORA
Trustee                               Vice President and
                                      Secretary
DOMINIQUE P. MORAX
Trustee                               JEROME L. DUFFY
                                      Treasurer
FRED B. RENWICK
Trustee                               ELIZABETH C. WERTH
                                      Assistant Secretary
JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee



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LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

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SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141

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CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

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FOREIGN CUSTODIAN               THE CHASE MANHATTAN BANK
                                Chase Metro Center
                                Brooklyn, NY 11245

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INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

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INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com


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